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                             STOCKHOLDER AGREEMENT

     STOCKHOLDER AGREEMENT made as of this 15th day of April, 1996, by and among The General Chemical Group Inc., a Delaware corporation (the 'Company'), Paul M. Montrone and Sandra G. Montrone, as trustees (the 'Trustees') of the Paul M. Montrone 1996 Annuity Trust (the 'Trust') created under the Paul M. Montrone 1996 Trust Agreement dated March 1, 1996 (the 'Trust Agreement'), Mr. Paul M. Montrone residing in Hampton Falls, County of Rockingham and State of New Hampshire (the 'Grantor') and Sandra G. Montrone residing in Hampton Falls, County of Rockingham and State of New Hampshire ('Ms. Montrone').

                                  WITNESSETH:

     WHEREAS, the Trust holds a voting trust certificate representing 4,934,210 shares of the Class B Common Stock, par value $.01 per share (the 'Class B Common Stock'), of the Company, which is generally not transferrable but is convertible at any time at the election of the holder into an identical number of shares of Common Stock, par value $.01 per share (the 'Common Stock'), of the Company (such number of shares, as the same is adjusted to reflect any stock splits, dividends or other recapitalizations, of Class B Common Stock, or Common Stock following any such conversion, being hereinafter referred to as the 'Trust Shares');

     WHEREAS, the Trust Agreement provides that the Trustees shall pay to the Grantor or, if he should die prior to the expiration of the Trust Term (as defined in the Trust Agreement), to Ms. Montrone (if she is then living and provided the Grantor has not exercised his power of revocation as provided in subparagraph 1 of Paragraph B of Article III of the Trust Agreement) the Qualified Annuity Amount (as defined in the Trust Agreement), on each of the three anniversaries of the date of transfer by the Grantor to the Trust of the property described in Schedule A to the Trust Agreement, which payments may be made by distribution in kind of all or a portion of the Trust Shares (any such Trust Shares so distributed are referred to herein as the 'Annuity Shares');

     WHEREAS, the Company has requested the Trust to grant it a right of first refusal with respect to any sales of the Trust Shares on the terms set forth herein; and

     WHEREAS, the Trust is willing to grant the Company such right of first refusal only if the Company grants to the Grantor and, following the death of the Grantor, to Ms. Montrone, and to their respective transferees, certain registration rights with respect to the Annuity Shares.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                             RESTRICTIONS ON SHARES

     SECTION 1.01. Right of First Refusal. The Trust and any transferee of the Trust Shares under Section 1.02 (a 'Proposed Transferor') shall not sell, assign, transfer, exchange, pledge or otherwise dispose of any Trust Shares, Annuity Shares or any interest therein (collectively, the 'Subject Shares') unless the Proposed Transferor shall have received from a third party a bona fide written offer therefor and shall have first given written notice thereof to the Company, identifying the proposed transferee, the purchase price, if any, and the terms of the proposed transaction, and offering said Subject Shares to the Company for purchase by it at a purchase price equal to the value offered by such third party, which amount shall be payable in cash or the equivalent under terms substantially identical to those offered by such third party. Within three trading days (i.e. days on which shares are traded on the New York Stock Exchange) after receipt of the notice, the Company may elect to purchase all of the Subject Shares so offered by delivering written notice of its acceptance (the 'Acceptance Notice') to the Proposed Transferor within said three day period. If the Company fails to give the Proposed Transferor the Acceptance Notice within said three day period, said Subject Shares may be transferred within 120 days after the expiration of said three day period to the proposed transferee upon the price and terms specified in the notice and all shares so transferred shall be free from all restrictions set forth in this




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Article I. Any  Subject Shares  not so  transferred within  such 120-day  period shall again become subject to the provisions of this Article I.

     SECTION 1.02. Exceptions to Restrictions. The restrictions set forth in this Article I shall be inapplicable to any transfer of Subject Shares to a Permitted Transferee (as such term is defined in the Company's Amended and Restated Certificate of Incorporation as of the date hereof) of the Proposed Transferor; provided, however, that such Shares in the hands of each such transferee shall remain subject to this Agreement.

     SECTION 1.03. Transfers in Violation of Agreement. If any transfer of Subject Shares is made or attempted contrary to the provisions of this Agreement, or if Subject Shares are not offered to the Company as required by this Agreement, the Company shall have the right to purchase said Subject Shares from the holder thereof or such holder's transferee at any time before or after the transfer, as hereinafter provided. In addition to any other legal or equitable remedies that it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including without limitation for purposes of dividend and voting rights, until all applicable provisions of this Agreement have been complied with.

     SECTION 1.04. Tenders. All Subject Shares which the Company has elected to purchase hereunder shall be tendered to the Company, or to one or more substitute purchasers designated by it, at the principal office of the Company at a date and time specified by it (within five trading days after the Proposed Transferor's receipt of the Company's Acceptance Notice) by delivery of certificates representing such Subject Shares, endorsed in blank and in proper form for transfer against payment of the purchase price in cash or by certified or bank checks, or upon such terms as are applicable under Section 1.01.

     SECTION 1.05. Legend on Certificates; Stock Splits. etc. Each certificate representing Subject Shares shall bear on its face the following legend:

          'The shares represented by this certificate are subject to restrictions on transfer, a copy of which will be furnished by the Company to the holder of this certificate upon written request and without charge.'

     SECTION 1.06. Term. The Company's right pursuant to Section 1.01 to purchase Subject Shares shall terminate on the earliest to occur of (i) immediately prior to the closing or effective date of any consolidation or merger of the Company with any other person (other than a consolidation or merger in which the Company is the continuing corporation where the stockholders of the Company immediately prior thereto shall, immediately thereafter, hold as a group the right to cast at least a majority of the votes of all holders of voting securities of the continuing corporation or entity), any sale or transfer by the Company of all or substantially all of its assets or any sale or transfer of all or substantially all of the capital stock of the Company, or (ii) March 1, 2001.

                                   ARTICLE II
                              REGISTRATION RIGHTS

     SECTION 2.01. Required Registrations; 'Piggy-Back' Registration Rights.

     (a) If on any three (3) occasions during the period beginning March 1, 1997 and ending March 1, 2001, a majority in interest of the Holders (as hereinafter defined) shall notify the Company in writing that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities (as hereinafter defined), the Company will use its best efforts to cause such of the Registrable Securities as may be requested by the Holders to be registered under the Securities Act of 1933, as amended (the 'Securities Act') for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective for 180 days or until all of such Holders' Registrable Securities registered thereunder are sold, whichever is shorter. All expenses of such registrations and offerings, including the underwriting and selling commissions relating to the Registrable Securities, attributable to any registration pursuant to this Section 2.01(a) shall be borne by the Holders exercising their rights hereunder. The Company may postpone the filing of any registration statement required under this

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Section 2.01(a) for a reasonable  period of time, not  to exceed 60 days  during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this Section 2.01(a) to become effective prior to 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders to the effect that the Company is commencing to prepare a company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the 'Commission') under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly. Any registration effected pursuant to this Section 2.01(a) and so designated by the Holders shall be subject to this Section 2.01(a), regardless of the form in which such registration is effected.

     (b) If at any time or times after the date hereof, the Company shall determine or be required to register any shares of its Common Stock for sale under the  Securities Act  (whether  in connection  with  a public  offering  of securities by the Company (a 'primary offering'), a public offering of securities by stockholders of the Company (a 'secondary offering'), or both, but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company will promptly give written notice thereof to each of the Holders. In connection with any such registration, if within 20 days after the receipt of such notice one or more Holders of Registrable Securities (as hereinafter defined), request the inclusion of some or all of the Registrable Securities (but not any other shares) held by them in such registration, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which such Holders request to be registered in a writing delivered to the Company within 20 days after such Holders' receipt of the notice referred to above. In the case of the registration of shares of Common Stock by the Company in connection with an underwritten public offering, (i) the Company shall not be required to include any Registrable Securities in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriter or underwriters selected by it, and (ii) if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities of the Holders in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for the Company, and in the event of any such limitation the number of Registrable Securities of any Holder requesting inclusion in such registration shall be based upon the relative holdings of Common Stock of all Holders requesting such registration (and if any Holder would thus be entitled to include more Registrable Securities than such Holder requested to be registered, the excess shall be allocated among other requesting Holders pro rata based upon their relative holdings of Common Stock. All expenses relating to the registration and offering of Registrable Securities pursuant to this Section 2.01(b) shall be borne by the Company and the Holders of Registrable Securities registered in such offering pro rata in the same proportion that the number of shares registered by the Company and such Holders, as the case may be, bears to the total number of shares registered, except that the Holders alone shall bear underwriting and selling commissions attributable to their Registrable Securities being registered and any transfer taxes on shares being sold by such Holders.

     SECTION 2.02. Form S-3. If the Company becomes eligible to use Form S-3 under the Securities Act or a comparable successor form, the Company shall use its best efforts to continue to qualify at all times for registration of its capital stock on Form S-3 or such successor form. In addition to their rights under Section 2.01 hereof, the Holders shall have the right to request and have effected registrations of Registrable Securities on Form S-3 or such successor form for a sale of shares of Registrable Securities having an aggregate sale price of not less than $500,000 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by the Holders). The Company shall use its best efforts to cause such Registrable

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Securities  to  be registered  under  the Securities  Act  on Form  S-3  (or any successor form). If so requested by the Holders, the Company shall take such steps as are required to register the Registrable Securities for which the Holders have requested registration for sale on a delayed or continuous basis under Rule 415, and to keep such registration continuously effective for a period of at least 36 months following the date on which such registration statement is declared effective or until all of such Registrable Securities registered thereunder are sold, whichever is shorter. All expenses attributable to a registration requested pursuant to this Section 2.02, including the underwriting and selling commissions relating to the Registrable Securities, shall be borne by the Holders exercising their rights hereunder. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 60 days during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this Section 2.02 to become effective prior to 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly.

     SECTION 2.03. Selection of Underwriter. If the Holders so elect, the offering of Registrable Securities pursuant to a registration statement filed under this Article II shall be in the form of an underwritten offering. If they so elect, the Holders participating in such registration statement shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

     SECTION 2.04. Definitions.

     (a) Registrable Securities. For the purposes of this Agreement, the term 'Registrable Securities' shall mean (i) any shares of Common Stock into which any Annuity Shares are convertible and (ii) any shares of Common Stock issued or issuable with respect to any of such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that any of the foregoing that are sold in a registered sale pursuant to an effective registration statement under the Securities Act or that may be sold without restriction pursuant to Rule 144(k) under the Securities Act (as confirmed by an unqualified opinion of counsel to the Company) shall not be deemed Registrable Securities.

     (b) Holders. For purposes of this Agreement, the term 'Holder' shall mean any holder of Registrable Securities from time to time, including without limitation (i) the Grantor, (ii) following the death of the Grantor, Ms. Montrone, and (iii) any subsequent transferees of the Grantor or Ms. Montrone of Annuity Shares or Registrable Securities.

     SECTION 2.05. Further Obligations of the Company. Whenever under the preceding Sections of this Article II the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

     (a) Use its best efforts (with due regard to the management of the ongoing business of the Company) to diligently prepare and file with the Commission a registration statement and such amendments and supplements to said registration statement on the appropriate form and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the lesser of (i) 180 days (in the case of any registration pursuant to Section 2.01) or 36 months (in the case of any registration pursuant to Section 2.02) or (ii) the period necessary to complete the proposed sale of such Registrable Securities;

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     (b)  Furnish to  each selling  Holder such  copies of  each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the sale of such Holder's Registrable Securities;

     (c) Enter into any reasonable underwriting agreement required by the proposed underwriter for the selling Holders, if any;

     (d) Use its best efforts to register or qualify the securities covered by said registration statement under the securities or 'blue-sky' laws of such jurisdictions as any selling Holders may reasonably request, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business or subject itself to general service of process therein;

     (e) Immediately notify each selling Holder, at any time when a prospectus relating to such Holder's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (f) Cause all such Registrable Securities to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted;

     (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act; and

     (h) Obtain and furnish to each selling Holder, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a cold comfort letter from the Company's independent public accountants in the same form and covering the same matters as is typically delivered to underwriters and, in the event that an underwriter or underwriters have been retained in connection with such registration, such cold comfort letter to be provided to the selling Holders shall be the same cold comfort letter delivered to such underwriter or underwriters.

     SECTION 2.06. Indemnification; Contribution.

     (a) Incident to any registration statement referred to in this Agreement, and subject to applicable law, the Company will indemnify and hold harmless each underwriter, each Holder of Registrable Securities (including its respective directors, officers, employees and agents) so registered, and each person who controls any of them within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the 'Exchange Act'), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, any state securities or 'blue sky' laws or any rule or regulation thereunder in connection with such registration, provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on (A) an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with

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information furnished in writing to the  Company by such underwriter, Holder  or controlling person expressly for use in such registration statement or (B) any preliminary prospectus, to the extent that any such loss, claim, damage or liability results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus which untrue statement or omission was corrected in the final prospectus, if the Company shall sustain the burden of proving that a Holder sold Registrable Securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the final prospectus. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Holder expressly for use in such registration statement, such Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees and agents), each other Holder of Registrable Securities (including its respective directors, officers, employees and agents) so registered, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Holder for indemnification under this Section 2.06(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which is being sold by such Holder or
(ii) the proceeds received by such Holder from its sale of Registrable Securities under such registration statement.

     (b) If the indemnification provided for in Section 2.06(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 2.06, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, the selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, the selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Holders, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 2.06(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. In no event, however, shall a Holder be required to contribute any amount under this Section 2.06(b) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which is being sold by such Holder or (ii) the proceeds received by such Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (c) The indemnification and contribution provided for in this Section 2.06 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

     SECTION 2.07. Rule 144 Requirements. If the Company becomes subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The
Company shall furnish to any Holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to

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comply  with the current public information requirement of Rule 144 or Rule 144A or such successor rules.

     SECTION 2.08. Transfer of Registration Rights. The registration rights and related obligations under this Article II of the Grantor and Ms. Montrone with respect to any of his or her Registrable Securities may be assigned by either of them, and upon such transfer the relevant transferee shall be deemed to be included within the definition of a 'Holder' solely for purposes of this Article
II. The Grantor, Ms. Montrone and any subsequent transferee shall notify the Company at the time of such transfer.

                                  ARTICLE III
                                 MISCELLANEOUS

     SECTION 3.01. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

     SECTION 3.02. Further Assurances. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

     SECTION 3.03. Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person or entity other than the parties hereto any rights or remedies under or by reason of this Agreement.

     SECTION 3.04. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original and all such counterparts shall be taken to constitute one and the same document.

     SECTION 3.05. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     SECTION 3.06. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     SECTION 3.07. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     SECTION 3.08. Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

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     IN  WITNESS WHEREOF, the parties hereto  have executed this Agreement as of the date first above written.

                                          THE GENERAL CHEMICAL GROUP, INC.

                                          By:     /s/ RALPH M. PASSINO
                                             ...................................
                                             NAME:
                                             TITLE:

                                          The Paul M. Montrone 1996 Annuity
                                          Trust, established under the Paul M.
                                          Montrone 1996 Trust Agreement dated
                                          March 1, 1996

                                          By:        /s/ PAUL M. MONTRONE
                                             ...................................
                                                      PAUL M. MONTRONE
                                                          TRUSTEE

                                          By:       /s/ SANDRA G. MONTRONE
                                             ...................................
                                                     SANDRA G. MONTRONE
                                                          TRUSTEE

                                          By:        /s/ PAUL M. MONTRONE
                                             ...................................
                                                      PAUL M. MONTRONE
                                                          GRANTOR

                                          By:       /s/ SANDRA G. MONTRONE
                                             ...................................
                                                     SANDRA G. MONTRONE

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